EXHIBIT 99.1

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
10/13/2005  18:32:19  CARVE Version 54.0
/u/alexwong/deal/top20/051013/top20.051013.75mm.carve
BSCMS  BSCMS  Series 2005-TOP20  **Moodys/Fitch  Class A3B
================================================================================

Class             A3B            Settlement Date     10/28/2005  Coupon           5.44800               Cusip             N/A
Original Balance  75,000,000.00  Dated Date          10/01/2005  Delay            11                    Yield Table Date  10/13/2005
Current Balance   75,000,000.00  First Payment Date  11/12/2005  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa        Next Payment Date   11/12/2005  Orig Deal Size   2,248,978,628.00      Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  36
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

Prepay                         CPR 0          CPR 5          CPR 5          CPR 5          CPR 5          CPR 10         CPR 10
                                              (!YM)          (!YM)          (!YM)          (!YM)          (!YM)          (!YM)
                                              CPR 100        CPR 100        CPR 100        CPR 100        CPR 100        CPR 100
Default                                       CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24
                                              3              3              4              4              4              4
Advances                                      YES            YES            YES            YES            YES            YES
Recv Mnth                                     12             12             12             12             12             12
Recv Distr                                    100 1          100 1          100 1          100 1          100 1          100 1
Losses                                        0.35           0.35           0.35           0.35           0.35           0.35
-----------------------------------------------------------------------------------------------------------------------------------
Price / Yield
-----------------------------------------------------------------------------------------------------------------------------------
                   99.5008         5.3382         5.3988         5.4064         5.3853         5.3996         5.4258         5.4161
                   99.5633         5.3270         5.3843         5.3928         5.3703         5.3852         5.4101         5.4010
                   99.6258         5.3157         5.3698         5.3793         5.3553         5.3709         5.3944         5.3858
                   99.6883         5.3045         5.3553         5.3657         5.3403         5.3565         5.3787         5.3707
                   99.7508         5.2933         5.3408         5.3521         5.3253         5.3422         5.3630         5.3555
                   99.8133         5.2821         5.3263         5.3385         5.3103         5.3279         5.3474         5.3404
                   99.8758         5.2709         5.3119         5.3250         5.2953         5.3136         5.3317         5.3253
                   99.9383         5.2597         5.2975         5.3115         5.2804         5.2993         5.3161         5.3102
                  100.0008         5.2485         5.2830         5.2979         5.2654         5.2850         5.3004         5.2951
                  100.0633         5.2373         5.2686         5.2844         5.2505         5.2707         5.2848         5.2800
                  100.1258         5.2261         5.2542         5.2709         5.2356         5.2564         5.2692         5.2650
                  100.1883         5.2150         5.2398         5.2574         5.2206         5.2422         5.2536         5.2499
                  100.2508         5.2038         5.2254         5.2439         5.2057         5.2279         5.2380         5.2349
                  100.3133         5.1927         5.2110         5.2304         5.1908         5.2137         5.2224         5.2198
                  100.3758         5.1815         5.1967         5.2170         5.1759         5.1995         5.2069         5.2048
                  100.4383         5.1704         5.1823         5.2035         5.1611         5.1853         5.1913         5.1898
                  100.5008         5.1593         5.1680         5.1901         5.1462         5.1711         5.1758         5.1748
                  100.5633         5.1481         5.1536         5.1766         5.1314         5.1569         5.1602         5.1598
                  100.6258         5.1370         5.1393         5.1632         5.1165         5.1427         5.1447         5.1448
                  100.6883         5.1259         5.1250         5.1498         5.1017         5.1285         5.1292         5.1298
                  100.7508         5.1149         5.1107         5.1364         5.0869         5.1143         5.1137         5.1149
-----------------------------------------------------------------------------------------------------------------------------------
Average Life                         6.78           5.04           5.43           4.84           5.09           4.60           4.79
Mod Duration @ 100.1258              5.57           4.32           4.60           4.17           4.36           3.98           4.13
First Prin                     07/12/2012     09/12/2010     09/12/2010     07/12/2010     09/12/2010     04/12/2010     06/12/2010
Last Prin                      10/12/2012     06/12/2011     01/12/2012     10/12/2010     07/12/2011     08/12/2010     09/12/2010
Payment Window                          4             10             17              4             11              5              4
USD Swap Spread @ 100.1258             35             43             44             42             43             47             45

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
10/13/2005  18:40:33  CARVE Version 54.0
/u/alexwong/deal/top20/051013/top20.051013.25mm.carve
BSCMS  BSCMS  Series 2005-TOP20  **Moodys/Fitch  Class A3B
================================================================================

Class             A3B            Settlement Date     10/28/2005  Coupon           5.44800               Cusip             N/A
Original Balance  25,000,000.00  Dated Date          10/01/2005  Delay            11                    Yield Table Date  10/13/2005
Current Balance   25,000,000.00  First Payment Date  11/12/2005  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa        Next Payment Date   11/12/2005  Orig Deal Size   2,248,978,628.00      Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  36
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

Prepay                         CPR 0          CPR 5          CPR 5          CPR 5          CPR 5          CPR 10         CPR 10
                                              (!YM)          (!YM)          (!YM)          (!YM)          (!YM)          (!YM)
                                              CPR 100        CPR 100        CPR 100        CPR 100        CPR 100        CPR 100
Default                                       CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24
                                              3              3              4              4              4              4
Advances                                      YES            YES            YES            YES            YES            YES
Recv Mnth                                     12             12             12             12             12             12
Recv Distr                                    100 1          100 1          100 1          100 1          100 1          100 1
Losses                                        0.35           0.35           0.35           0.35           0.35           0.35
-----------------------------------------------------------------------------------------------------------------------------------
Price / Yield
-----------------------------------------------------------------------------------------------------------------------------------
                   99.4943         5.3395         5.4295         5.3933         5.3862         5.4149         5.4305         5.3859
                   99.5568         5.3284         5.4157         5.3808         5.3713         5.4013         5.4152         5.3710
                   99.6193         5.3173         5.4019         5.3683         5.3564         5.3877         5.3999         5.3561
                   99.6818         5.3061         5.3882         5.3558         5.3416         5.3741         5.3846         5.3412
                   99.7443         5.2950         5.3744         5.3434         5.3267         5.3606         5.3694         5.3263
                   99.8068         5.2839         5.3607         5.3309         5.3119         5.3470         5.3541         5.3114
                   99.8693         5.2729         5.3469         5.3184         5.2971         5.3335         5.3389         5.2965
                   99.9318         5.2618         5.3332         5.3060         5.2823         5.3200         5.3237         5.2816
                   99.9943         5.2507         5.3194         5.2936         5.2674         5.3064         5.3085         5.2668
                  100.0568         5.2396         5.3057         5.2811         5.2527         5.2929         5.2933         5.2519
                  100.1193         5.2286         5.2920         5.2687         5.2379         5.2794         5.2781         5.2371
                  100.1818         5.2175         5.2783         5.2563         5.2231         5.2659         5.2629         5.2223
                  100.2443         5.2065         5.2646         5.2439         5.2083         5.2525         5.2477         5.2075
                  100.3068         5.1955         5.2510         5.2315         5.1936         5.2390         5.2326         5.1927
                  100.3693         5.1845         5.2373         5.2192         5.1789         5.2255         5.2174         5.1779
                  100.4318         5.1735         5.2237         5.2068         5.1641         5.2121         5.2023         5.1631
                  100.4943         5.1624         5.2100         5.1944         5.1494         5.1986         5.1872         5.1484
                  100.5568         5.1515         5.1964         5.1821         5.1347         5.1852         5.1721         5.1336
                  100.6193         5.1405         5.1828         5.1697         5.1200         5.1718         5.1570         5.1189
                  100.6818         5.1295         5.1691         5.1574         5.1053         5.1584         5.1419         5.1041
                  100.7443         5.1185         5.1555         5.1451         5.0907         5.1450         5.1268         5.0894
-----------------------------------------------------------------------------------------------------------------------------------
Average Life                         6.87           5.33           5.98           4.89           5.43           4.74           4.87
Mod Duration @ 100.1193              5.63           4.54           5.01           4.21           4.61           4.10           4.19
First Prin                     08/12/2012     11/12/2010     07/12/2011     09/12/2010     01/12/2011     07/12/2010     09/12/2010
Last Prin                      10/12/2012     06/12/2011     01/12/2012     10/12/2010     07/12/2011     08/12/2010     09/12/2010
Payment Window                          3              8              7              2              7              2              1
USD Swap Spread @ 100.1193             35             46             41             42             44             47             42

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
10/13/2005  18:35:58  CARVE Version 54.0
/u/alexwong/deal/top20/051013/top20.051013.25mm.carve
BSCMS  BSCMS  Series 2005-TOP20  **Moodys/Fitch  Class A3B
================================================================================

Class             A3B            Settlement Date     10/28/2005  Coupon           5.44800               Cusip             N/A
Original Balance  50,000,000.00  Dated Date          10/01/2005  Delay            11                    Yield Table Date  10/13/2005
Current Balance   50,000,000.00  First Payment Date  11/12/2005  Lead Manager     Morgan Stanley & Co.  Yield Frequency   SemiAnnual
Credit Rating     AAA/Aaa        Next Payment Date   11/12/2005  Orig Deal Size   2,248,978,628.00      Yield Day Count   30/360
Market Desc       N/A            Payment Freq        Monthly     Num of Tranches  36
Factor            1.00000000     Interest Freq       Monthly     Deal Age         0

Prepay                         CPR 0          CPR 5          CPR 5          CPR 5          CPR 5          CPR 10         CPR 10
                                              (!YM)          (!YM)          (!YM)          (!YM)          (!YM)          (!YM)
                                              CPR 100        CPR 100        CPR 100        CPR 100        CPR 100        CPR 100
Default                                       CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24      CDR 0  12      CDR 0  24
                                              3              3              4              4              4              4
Advances                                      YES            YES            YES            YES            YES            YES
Recv Mnth                                     12             12             12             12             12             12
Recv Distr                                    100 1          100 1          100 1          100 1          100 1          100 1
Losses                                        0.35           0.35           0.35           0.35           0.35           0.35
-----------------------------------------------------------------------------------------------------------------------------------
Price / Yield
-----------------------------------------------------------------------------------------------------------------------------------
                   99.4984         5.3388         5.4123         5.4083         5.3796         5.4136         5.4522         5.4031
                   99.5609         5.3276         5.3980         5.3952         5.3647         5.3995         5.4367         5.3881
                   99.6234         5.3164         5.3838         5.3822         5.3498         5.3854         5.4212         5.3731
                   99.6859         5.3052         5.3695         5.3691         5.3349         5.3713         5.4057         5.3581
                   99.7484         5.2940         5.3552         5.3561         5.3201         5.3573         5.3902         5.3431
                   99.8109         5.2828         5.3409         5.3430         5.3052         5.3432         5.3748         5.3281
                   99.8734         5.2717         5.3267         5.3300         5.2903         5.3291         5.3593         5.3132
                   99.9359         5.2605         5.3124         5.3170         5.2755         5.3151         5.3439         5.2982
                   99.9984         5.2494         5.2982         5.3040         5.2606         5.3011         5.3285         5.2833
                  100.0609         5.2383         5.2840         5.2910         5.2458         5.2871         5.3130         5.2683
                  100.1234         5.2271         5.2698         5.2780         5.2310         5.2731         5.2976         5.2534
                  100.1859         5.2160         5.2556         5.2651         5.2162         5.2591         5.2822         5.2385
                  100.2484         5.2049         5.2414         5.2521         5.2014         5.2451         5.2669         5.2236
                  100.3109         5.1938         5.2272         5.2392         5.1866         5.2311         5.2515         5.2087
                  100.3734         5.1827         5.2131         5.2262         5.1719         5.2172         5.2361         5.1939
                  100.4359         5.1717         5.1989         5.2133         5.1571         5.2032         5.2208         5.1790
                  100.4984         5.1606         5.1848         5.2004         5.1424         5.1893         5.2055         5.1641
                  100.5609         5.1495         5.1706         5.1874         5.1276         5.1753         5.1901         5.1493
                  100.6234         5.1385         5.1565         5.1745         5.1129         5.1614         5.1748         5.1345
                  100.6859         5.1274         5.1424         5.1616         5.0982         5.1475         5.1595         5.1196
                  100.7484         5.1164         5.1283         5.1488         5.0835         5.1336         5.1442         5.1048
Average Life                         6.81           5.12           5.68           4.88           5.20           4.67           4.84
Mod Duration @ 100.1234              5.59           4.38           4.79           4.20           4.44           4.04           4.17
First Prin                     07/12/2012     09/12/2010     12/12/2010     08/12/2010     09/12/2010     04/12/2010     07/12/2010
Last Prin                      10/12/2012     06/12/2011     01/12/2012     10/12/2010     07/12/2011     08/12/2010     09/12/2010
Payment Window                          4             10             14              3             11             5               3
USD Swap Spread @ 100.1234             35             44             43             42             44             49             44

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------


Settle      10/28/2005
Curve       10/14/2005
Scenario    Base Case

                             A1                A1              A1                A2                A2
  Date        Period       BALANCE          INTEREST        PRINCIPAL          BALANCE          INTEREST
----------------------------------------------------------------------------------------------------------
12-Oct-05        0     126,750,000.00               0                0      189,450,000.00               0
12-Nov-05        1     125,814,457.58      524,745.00       935,542.42      189,450,000.00      835,030.59
12-Dec-05        2     124,538,890.09      520,871.85     1,275,567.49      189,450,000.00      811,803.73
12-Jan-06        3     123,361,381.01      515,591.00     1,177,509.08      189,450,000.00      811,795.16
12-Feb-06        4     122,178,558.17      510,716.12     1,182,822.85      189,450,000.00      811,787.70
12-Mar-06        5     120,680,120.81      505,819.23     1,498,437.35      189,450,000.00      811,815.09
12-Apr-06        6     119,485,167.94      499,615.70     1,194,952.88      189,450,000.00      834,989.88
12-May-06        7     118,181,701.54      494,668.60     1,303,466.39      189,450,000.00      811,761.47
12-Jun-06        8     116,975,462.87      489,272.24     1,206,238.67      189,450,000.00      834,976.42
12-Jul-06        9     115,658,371.16      484,278.42     1,317,091.71      189,450,000.00      811,744.86
12-Aug-06       10     114,434,846.80      478,825.66     1,223,524.36      189,450,000.00      834,962.74
12-Sep-06       11     113,205,799.84      473,760.27     1,229,046.96      189,450,000.00      834,956.52
12-Oct-06       12     111,867,919.89      468,672.01     1,337,879.96      189,450,000.00      811,720.05
12-Nov-06       13     110,604,469.16      463,133.19     1,263,450.72      189,450,000.00      834,942.53
12-Dec-06       14     109,229,163.37      457,902.50     1,375,305.79      189,450,000.00      811,702.09
12-Jan-07       15     107,953,771.66      452,208.74     1,275,391.71      189,450,000.00      811,691.96
12-Feb-07       16     106,672,613.15      446,928.61     1,281,158.51      189,450,000.00      811,683.03
12-Mar-07       17     105,068,542.95      441,624.62     1,604,070.20      189,450,000.00      811,712.58
12-Apr-07       18     103,774,308.04      434,983.77     1,294,234.91      189,450,000.00      834,899.97
12-May-07       19     102,368,845.46      429,625.64     1,405,462.58      189,450,000.00      811,652.05
12-Jun-07       20     101,019,162.16      423,807.02     1,349,683.30      189,450,000.00      834,883.41
12-Jul-07       21      99,553,877.79      418,219.33     1,465,284.37      189,450,000.00      811,631.85
12-Aug-07       22      97,829,625.57      412,153.05     1,724,252.22      189,450,000.00      834,865.47
12-Sep-07       23      96,059,844.17      405,014.65     1,769,781.40      189,450,000.00      834,850.63
12-Oct-07       24      94,081,504.96      397,687.75     1,978,339.21      189,450,000.00      811,589.26
12-Nov-07       25      92,252,993.05      389,497.43     1,828,511.91      189,450,000.00      834,817.29
12-Dec-07       26      90,241,312.74      381,927.39     2,011,680.31      189,450,000.00      811,555.14
12-Jan-08       27      88,395,348.36      373,599.03     1,845,964.38      189,450,000.00      834,783.79
12-Feb-08       28      86,540,999.91      365,956.74     1,854,348.45      189,450,000.00      811,520.71
12-Mar-08       29      84,129,298.60      358,279.74     2,411,701.31      189,450,000.00      811,525.05
12-Apr-08       30      82,092,531.08      348,295.30     2,036,767.52      189,450,000.00      834,727.22
12-May-08       31      79,854,086.71      339,863.08     2,238,444.37      189,450,000.00      811,460.43
12-Jun-08       32      77,797,854.26      330,595.92     2,056,232.45      189,450,000.00      834,685.29
12-Jul-08       33      75,540,388.49      322,083.12     2,257,465.78      189,450,000.00      811,418.36
12-Aug-08       34      73,390,311.10      312,737.21     2,150,077.38      189,450,000.00      834,642.74
12-Sep-08       35      71,208,736.12      303,835.89     2,181,574.98      189,450,000.00      834,623.81
12-Oct-08       36      68,808,732.50      294,804.17     2,400,003.62      189,450,000.00      811,357.75
12-Nov-08       37      66,581,907.05      284,868.15     2,226,825.45      189,450,000.00      834,582.27
12-Dec-08       38      64,141,239.98      275,649.10     2,440,667.07      189,450,000.00      811,316.47
12-Jan-09       39      61,893,210.26      265,544.73     2,248,029.71      189,450,000.00      811,294.50
12-Feb-09       40      59,634,973.02      256,237.89     2,258,237.25      189,450,000.00      811,274.81
12-Mar-09       41      56,757,886.42      246,888.79     2,877,086.60      189,450,000.00      811,333.59
12-Apr-09       42      54,476,296.94      234,977.65     2,281,589.49      189,450,000.00      834,471.82
12-May-09       43      51,982,135.90      225,531.87     2,494,161.04      189,450,000.00      811,207.47
12-Jun-09       44      49,678,848.54      215,206.04     2,303,287.36      189,450,000.00      834,428.20
12-Jul-09       45      47,163,490.38      205,670.43     2,515,358.16      189,450,000.00      811,164.18
12-Aug-09       46      44,838,309.61      195,256.85     2,325,180.77      189,450,000.00      834,383.91
12-Sep-09       47      42,448,044.55      185,630.60     2,390,265.06      189,450,000.00      834,362.97
12-Oct-09       48      39,837,252.06      175,734.90     2,610,792.49      189,450,000.00      811,098.00
12-Nov-09       49      37,389,897.27      164,926.22     2,447,354.79      189,450,000.00      834,314.67
12-Dec-09       50      34,718,191.04      154,794.17     2,671,706.22      189,450,000.00      811,050.55
12-Jan-10       51      32,247,560.70      143,733.31     2,470,630.34      189,450,000.00      811,025.34
12-Feb-10       52      29,765,702.11      133,504.90     2,481,858.59      189,450,000.00      811,002.58
12-Mar-10       53      26,635,749.57      123,230.01     3,129,952.54      189,450,000.00      811,068.10
12-Apr-10       54      24,128,351.70      110,272.00     2,507,397.87      189,450,000.00      834,186.65
12-May-10       55      21,398,005.91       99,891.38     2,730,345.79      189,450,000.00      810,925.26
12-Jun-10       56      18,865,771.86       88,587.74     2,532,234.05      189,450,000.00      834,135.89
12-Jul-10       57                  0       78,104.30    18,865,771.86       68,695,420.69      810,875.32
12-Aug-10       58                  0               0                0       62,695,108.01      303,514.19
12-Sep-10       59                  0               0                0       57,769,154.99      277,003.71
12-Oct-10       60                  0               0                0                   0      248,189.37
12-Nov-10       61                  0               0                0                   0               0
12-Dec-10       62                  0               0                0                   0               0
12-Jan-11       63                  0               0                0                   0               0
12-Feb-11       64                  0               0                0                   0               0
12-Mar-11       65                  0               0                0                   0               0
12-Apr-11       66                  0               0                0                   0               0
12-May-11       67                  0               0                0                   0               0
12-Jun-11       68                  0               0                0                   0               0
12-Jul-11       69                  0               0                0                   0               0
12-Aug-11       70                  0               0                0                   0               0
12-Sep-11       71                  0               0                0                   0               0
12-Oct-11       72                  0               0                0                   0               0
12-Nov-11       73                  0               0                0                   0               0
12-Dec-11       74                  0               0                0                   0               0
12-Jan-12       75                  0               0                0                   0               0
12-Feb-12       76                  0               0                0                   0               0
12-Mar-12       77                  0               0                0                   0               0
12-Apr-12       78                  0               0                0                   0               0
12-May-12       79                  0               0                0                   0               0
12-Jun-12       80                  0               0                0                   0               0
12-Jul-12       81                  0               0                0                   0               0
12-Aug-12       82                  0               0                0                   0               0
12-Sep-12       83                  0               0                0                   0               0
12-Oct-12       84                  0               0                0                   0               0
12-Nov-12       85                  0               0                0                   0               0
----------------------------------------------------------------------------------------------------------
Totals               4,622,183,823.93   19,135,841.02   126,750,000.00   10,987,809,683.69   47,638,776.44
----------------------------------------------------------------------------------------------------------


                              A2                  A3                A3                 A3
  Date        Period       PRINCIPAL            BALANCE          INTEREST          PRINCIPAL
----------------------------------------------------------------------------------------------
12-Oct-05        0                   0      176,000,000.00               0                   0
12-Nov-05        1                   0      176,000,000.00      777,800.94                   0
12-Dec-05        2                   0      176,000,000.00      756,223.07                   0
12-Jan-06        3                   0      176,000,000.00      756,215.11                   0
12-Feb-06        4                   0      176,000,000.00      756,208.17                   0
12-Mar-06        5                   0      176,000,000.00      756,233.62                   0
12-Apr-06        6                   0      176,000,000.00      777,763.12                   0
12-May-06        7                   0      176,000,000.00      756,183.81                   0
12-Jun-06        8                   0      176,000,000.00      777,750.62                   0
12-Jul-06        9                   0      176,000,000.00      756,168.38                   0
12-Aug-06       10                   0      176,000,000.00      777,737.91                   0
12-Sep-06       11                   0      176,000,000.00      777,732.12                   0
12-Oct-06       12                   0      176,000,000.00      756,145.33                   0
12-Nov-06       13                   0      176,000,000.00      777,719.13                   0
12-Dec-06       14                   0      176,000,000.00      756,128.65                   0
12-Jan-07       15                   0      176,000,000.00      756,119.24                   0
12-Feb-07       16                   0      176,000,000.00      756,110.94                   0
12-Mar-07       17                   0      176,000,000.00      756,138.39                   0
12-Apr-07       18                   0      176,000,000.00      777,679.59                   0
12-May-07       19                   0      176,000,000.00      756,082.15                   0
12-Jun-07       20                   0      176,000,000.00      777,664.21                   0
12-Jul-07       21                   0      176,000,000.00      756,063.40                   0
12-Aug-07       22                   0      176,000,000.00      777,647.54                   0
12-Sep-07       23                   0      176,000,000.00      777,633.75                   0
12-Oct-07       24                   0      176,000,000.00      756,023.82                   0
12-Nov-07       25                   0      176,000,000.00      777,602.78                   0
12-Dec-07       26                   0      176,000,000.00      755,992.13                   0
12-Jan-08       27                   0      176,000,000.00      777,571.66                   0
12-Feb-08       28                   0      176,000,000.00      755,960.14                   0
12-Mar-08       29                   0      176,000,000.00      755,964.18                   0
12-Apr-08       30                   0      176,000,000.00      777,519.11                   0
12-May-08       31                   0      176,000,000.00      755,904.14                   0
12-Jun-08       32                   0      176,000,000.00      777,480.15                   0
12-Jul-08       33                   0      176,000,000.00      755,865.06                   0
12-Aug-08       34                   0      176,000,000.00      777,440.63                   0
12-Sep-08       35                   0      176,000,000.00      777,423.04                   0
12-Oct-08       36                   0      176,000,000.00      755,808.76                   0
12-Nov-08       37                   0      176,000,000.00      777,384.44                   0
12-Dec-08       38                   0      176,000,000.00      755,770.40                   0
12-Jan-09       39                   0      176,000,000.00      755,749.99                   0
12-Feb-09       40                   0      176,000,000.00      755,731.70                   0
12-Mar-09       41                   0      176,000,000.00      755,786.31                   0
12-Apr-09       42                   0      176,000,000.00      777,281.84                   0
12-May-09       43                   0      176,000,000.00      755,669.14                   0
12-Jun-09       44                   0      176,000,000.00      777,241.31                   0
12-Jul-09       45                   0      176,000,000.00      755,628.92                   0
12-Aug-09       46                   0      176,000,000.00      777,200.17                   0
12-Sep-09       47                   0      176,000,000.00      777,180.71                   0
12-Oct-09       48                   0      176,000,000.00      755,567.44                   0
12-Nov-09       49                   0      176,000,000.00      777,135.85                   0
12-Dec-09       50                   0      176,000,000.00      755,523.36                   0
12-Jan-10       51                   0      176,000,000.00      755,499.94                   0
12-Feb-10       52                   0      176,000,000.00      755,478.80                   0
12-Mar-10       53                   0      176,000,000.00      755,539.66                   0
12-Apr-10       54                   0      176,000,000.00      777,016.91                   0
12-May-10       55                   0      176,000,000.00      755,406.96                   0
12-Jun-10       56                   0      176,000,000.00      776,969.76                   0
12-Jul-10       57      120,754,579.31      176,000,000.00      755,360.57                   0
12-Aug-10       58        6,000,312.68      176,000,000.00      779,666.99                   0
12-Sep-10       59        4,925,953.02      176,000,000.00      779,668.29                   0
12-Oct-10       60       57,769,154.99      176,000,000.00      758,189.19                   0
12-Nov-10       61                   0      176,000,000.00      779,539.34                   0
12-Dec-10       62                   0      176,000,000.00      757,608.48                   0
12-Jan-11       63                   0      176,000,000.00      757,583.97                   0
12-Feb-11       64                   0      176,000,000.00      757,561.69                   0
12-Mar-11       65                   0      176,000,000.00      757,639.99                   0
12-Apr-11       66                   0      176,000,000.00      779,416.05                   0
12-May-11       67                   0      176,000,000.00      757,486.32                   0
12-Jun-11       68                   0      176,000,000.00      779,367.01                   0
12-Jul-11       69                   0      176,000,000.00      757,437.46                   0
12-Aug-11       70                   0      176,000,000.00      779,317.13                   0
12-Sep-11       71                   0      176,000,000.00      779,293.34                   0
12-Oct-11       72                   0      176,000,000.00      757,363.86                   0
12-Nov-11       73                   0      176,000,000.00      779,242.19                   0
12-Dec-11       74                   0      176,000,000.00      757,312.91                   0
12-Jan-12       75                   0      176,000,000.00      779,190.16                   0
12-Feb-12       76                   0      176,000,000.00      757,261.09                   0
12-Mar-12       77                   0      176,000,000.00      757,272.47                   0
12-Apr-12       78                   0       90,707,288.65      779,108.93       85,292,711.35
12-May-12       79                   0       90,321,502.48      390,451.60          385,786.17
12-Jun-12       80                   0       87,506,879.28      399,933.09        2,814,623.20
12-Jul-12       81                   0       42,138,269.29      376,645.70       45,368,609.99
12-Aug-12       82                   0       16,453,004.75      186,731.10       25,685,264.54
12-Sep-12       83                   0        6,916,960.82       72,898.58        9,536,043.94
12-Oct-12       84                   0                   0       29,772.83        6,916,960.82
12-Nov-12       85                   0                   0               0                   0
----------------------------------------------------------------------------------------------
Totals                  189,450,000.00   14,062,043,905.27   61,186,788.73      176,000,000.01
----------------------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
The information contained in the attached materials (the
"Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the
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for any issuer, and although it may be based on data supplied to it by an
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illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel
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security, including call events and cash flow priorities at all prepayment
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Any investment decision should be based only on the data in the prospectus and
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event you may obtain such prospectus from Bear Stearns.


Settle      10/28/2005
Curve       10/14/2005
Scenario    0 cpr on pool, 100 cpr on those loans that balloon prior to the start of the A3 class (7 year bond)

                              A1                    A1                 A1                   A2                 A2
  Date       Period         BALANCE              INTEREST           PRINCIPAL             BALANCE           INTEREST
---------------------------------------------------------------------------------------------------------------------
12-Oct-05        0      126,750,000.00                   0                   0         189,450,000.00               0
12-Nov-05        1      125,814,457.58          524,745.00          935,542.42         189,450,000.00      835,030.59
12-Dec-05        2      124,538,890.09          520,871.85        1,275,567.49         189,450,000.00      811,803.73
12-Jan-06        3      123,361,381.01          515,591.00        1,177,509.08         189,450,000.00      811,795.16
12-Feb-06        4      122,178,558.17          510,716.12        1,182,822.85         189,450,000.00      811,787.70
12-Mar-06        5      120,680,120.81          505,819.23        1,498,437.35         189,450,000.00      811,815.09
12-Apr-06        6      119,485,167.94          499,615.70        1,194,952.88         189,450,000.00      834,989.88
12-May-06        7      118,181,701.54          494,668.60        1,303,466.39         189,450,000.00      811,761.47
12-Jun-06        8      116,975,462.87          489,272.24        1,206,238.67         189,450,000.00      834,976.42
12-Jul-06        9      115,658,371.16          484,278.42        1,317,091.71         189,450,000.00      811,744.86
12-Aug-06       10      114,434,846.80          478,825.66        1,223,524.36         189,450,000.00      834,962.74
12-Sep-06       11      113,205,799.84          473,760.27        1,229,046.96         189,450,000.00      834,956.52
12-Oct-06       12      111,867,919.89          468,672.01        1,337,879.96         189,450,000.00      811,720.05
12-Nov-06       13      110,604,469.16          463,133.19        1,263,450.72         189,450,000.00      834,942.53
12-Dec-06       14      109,229,163.37          457,902.50        1,375,305.79         189,450,000.00      811,702.09
12-Jan-07       15      107,953,771.66          452,208.74        1,275,391.71         189,450,000.00      811,691.96
12-Feb-07       16      106,672,613.15          446,928.61        1,281,158.51         189,450,000.00      811,683.03
12-Mar-07       17      105,068,542.95          441,624.62        1,604,070.20         189,450,000.00      811,712.58
12-Apr-07       18      103,774,308.04          434,983.77        1,294,234.91         189,450,000.00      834,899.97
12-May-07       19      102,368,845.46          429,625.64        1,405,462.58         189,450,000.00      811,652.05
12-Jun-07       20      101,019,162.16          423,807.02        1,349,683.30         189,450,000.00      834,883.41
12-Jul-07       21       99,553,877.79          418,219.33        1,465,284.37         189,450,000.00      811,631.85
12-Aug-07       22       97,829,625.57          412,153.05        1,724,252.22         189,450,000.00      834,865.47
12-Sep-07       23       96,059,844.17          405,014.65        1,769,781.40         189,450,000.00      834,850.63
12-Oct-07       24       94,081,504.96          397,687.75        1,978,339.21         189,450,000.00      811,589.26
12-Nov-07       25       81,752,993.05          389,497.43       12,328,511.91         189,450,000.00      834,817.29
12-Dec-07       26       79,741,312.74          338,457.39        2,011,680.31         189,450,000.00      811,314.63
12-Jan-08       27       77,895,348.36          330,129.03        1,845,964.38         189,450,000.00      834,514.83
12-Feb-08       28       76,040,999.91          322,486.74        1,854,348.45         189,450,000.00      811,279.56
12-Mar-08       29       73,629,298.60          314,809.74        2,411,701.31         189,450,000.00      811,283.71
12-Apr-08       30       71,592,531.08          304,825.30        2,036,767.52         189,450,000.00      834,457.15
12-May-08       31       69,354,086.71          296,393.08        2,238,444.37         189,450,000.00      811,218.22
12-Jun-08       32       67,297,854.26          287,125.92        2,056,232.45         189,450,000.00      834,414.43
12-Jul-08       33       61,966,256.61          278,613.12        5,331,597.65         189,450,000.00      811,175.42
12-Aug-08       34       56,256,351.18          256,540.30        5,709,905.43         189,450,000.00      834,261.03
12-Sep-08       35       52,932,738.69          232,901.29        3,323,612.49         189,450,000.00      834,258.69
12-Oct-08       36        6,043,470.14          219,141.54       46,889,268.55         189,450,000.00      811,036.28
12-Nov-08       37        3,826,277.43           25,019.97        2,217,192.71         189,450,000.00      834,395.16
12-Dec-08       38        1,396,435.76           15,840.79        2,429,841.67         189,450,000.00      810,645.38
12-Jan-09       39                   0            5,781.24        1,396,435.76         188,608,132.53      810,621.98
12-Feb-09       40                   0                   0                   0         186,359,666.34      806,998.86
12-Mar-09       41                   0                   0                   0         183,495,827.72      797,436.93
12-Apr-09       42                   0                   0                   0         181,224,114.81      808,060.23
12-May-09       43                   0                   0                   0         178,741,016.24      775,336.16
12-Jun-09       44                   0                   0                   0         176,447,701.42      787,078.78
12-Jul-09       45                   0                   0                   0         173,943,499.02      754,858.10
12-Aug-09       46                   0                   0                   0         171,628,387.62      765,910.91
12-Sep-09       47                   0                   0                   0         169,248,238.07      755,697.28
12-Oct-09       48                   0                   0                   0         166,648,740.33      723,995.13
12-Nov-09       49                   0                   0                   0         164,211,599.18      733,727.30
12-Dec-09       50                   0                   0                   0         161,551,283.10      702,406.00
12-Jan-10       51                   0                   0                   0         159,090,965.40      691,003.73
12-Feb-10       52                   0                   0                   0         156,619,466.72      680,459.80
12-Mar-10       53                   0                   0                   0         153,503,296.46      669,943.68
12-Apr-10       54                   0                   0                   0          27,706,369.18      675,742.37
12-May-10       55                   0                   0                   0          24,987,663.35      118,939.45
12-Jun-10       56                   0                   0                   0          21,241,730.35      110,378.09
12-Jul-10       57                   0                   0                   0           7,912,935.63       91,175.56
12-Aug-10       58                   0                   0                   0           5,362,234.65       34,958.68
12-Sep-10       59                   0                   0                   0           2,769,154.99       23,689.26
12-Oct-10       60                   0                   0                   0                      0       11,888.50
12-Nov-10       61                   0                   0                   0                      0               0
12-Dec-10       62                   0                   0                   0                      0               0
12-Jan-11       63                   0                   0                   0                      0               0
12-Feb-11       64                   0                   0                   0                      0               0
12-Mar-11       65                   0                   0                   0                      0               0
12-Apr-11       66                   0                   0                   0                      0               0
12-May-11       67                   0                   0                   0                      0               0
12-Jun-11       68                   0                   0                   0                      0               0
12-Jul-11       69                   0                   0                   0                      0               0
12-Aug-11       70                   0                   0                   0                      0               0
12-Sep-11       71                   0                   0                   0                      0               0
12-Oct-11       72                   0                   0                   0                      0               0
12-Nov-11       73                   0                   0                   0                      0               0
12-Dec-11       74                   0                   0                   0                      0               0
12-Jan-12       75                   0                   0                   0                      0               0
12-Feb-12       76                   0                   0                   0                      0               0
12-Mar-12       77                   0                   0                   0                      0               0
12-Apr-12       78                   0                   0                   0                      0               0
12-May-12       79                   0                   0                   0                      0               0
12-Jun-12       80                   0                   0                   0                      0               0
12-Jul-12       81                   0                   0                   0                      0               0
12-Aug-12       82                   0                   0                   0                      0               0
12-Sep-12       83                   0                   0                   0                      0               0
12-Oct-12       84                   0                   0                   0                      0               0
12-Nov-12       85                   0                   0                   0                      0               0
---------------------------------------------------------------------------------------------------------------------
Totals                3,567,074,360.66       14,767,687.85      126,750,000.00      10,049,852,023.11   43,562,827.60
---------------------------------------------------------------------------------------------------------------------


                            A2                    A3                 A3             A3
  Date       Period      PRINCIPAL              BALANCE           INTEREST      PRINCIPAL
--------------------------------------------------------------------------------------------
12-Oct-05        0                 0         176,000,000.00               0                0
12-Nov-05        1                 0         176,000,000.00      777,800.94                0
12-Dec-05        2                 0         176,000,000.00      756,223.07                0
12-Jan-06        3                 0         176,000,000.00      756,215.11                0
12-Feb-06        4                 0         176,000,000.00      756,208.17                0
12-Mar-06        5                 0         176,000,000.00      756,233.62                0
12-Apr-06        6                 0         176,000,000.00      777,763.12                0
12-May-06        7                 0         176,000,000.00      756,183.81                0
12-Jun-06        8                 0         176,000,000.00      777,750.62                0
12-Jul-06        9                 0         176,000,000.00      756,168.38                0
12-Aug-06       10                 0         176,000,000.00      777,737.91                0
12-Sep-06       11                 0         176,000,000.00      777,732.12                0
12-Oct-06       12                 0         176,000,000.00      756,145.33                0
12-Nov-06       13                 0         176,000,000.00      777,719.13                0
12-Dec-06       14                 0         176,000,000.00      756,128.65                0
12-Jan-07       15                 0         176,000,000.00      756,119.24                0
12-Feb-07       16                 0         176,000,000.00      756,110.94                0
12-Mar-07       17                 0         176,000,000.00      756,138.39                0
12-Apr-07       18                 0         176,000,000.00      777,679.59                0
12-May-07       19                 0         176,000,000.00      756,082.15                0
12-Jun-07       20                 0         176,000,000.00      777,664.21                0
12-Jul-07       21                 0         176,000,000.00      756,063.40                0
12-Aug-07       22                 0         176,000,000.00      777,647.54                0
12-Sep-07       23                 0         176,000,000.00      777,633.75                0
12-Oct-07       24                 0         176,000,000.00      756,023.82                0
12-Nov-07       25                 0         176,000,000.00      777,602.78                0
12-Dec-07       26                 0         176,000,000.00      755,768.70                0
12-Jan-08       27                 0         176,000,000.00      777,321.80                0
12-Feb-08       28                 0         176,000,000.00      755,736.12                0
12-Mar-08       29                 0         176,000,000.00      755,739.97                0
12-Apr-08       30                 0         176,000,000.00      777,268.21                0
12-May-08       31                 0         176,000,000.00      755,679.13                0
12-Jun-08       32                 0         176,000,000.00      777,228.52                0
12-Jul-08       33                 0         176,000,000.00      755,639.36                0
12-Aug-08       34                 0         176,000,000.00      777,086.02                0
12-Sep-08       35                 0         176,000,000.00      777,083.84                0
12-Oct-08       36                 0         176,000,000.00      755,510.10                0
12-Nov-08       37                 0         176,000,000.00      777,210.62                0
12-Dec-08       38                 0         176,000,000.00      755,146.96                0
12-Jan-09       39        841,867.47         176,000,000.00      755,125.21                0
12-Feb-09       40      2,248,466.20         176,000,000.00      755,105.69                0
12-Mar-09       41      2,863,838.62         176,000,000.00      755,161.03                0
12-Apr-09       42      2,271,712.91         176,000,000.00      777,104.20                0
12-May-09       43      2,483,098.57         176,000,000.00      755,039.02                0
12-Jun-09       44      2,293,314.82         176,000,000.00      777,062.16                0
12-Jul-09       45      2,504,202.40         176,000,000.00      754,996.13                0
12-Aug-09       46      2,315,111.40         176,000,000.00      777,019.46                0
12-Sep-09       47      2,380,149.55         176,000,000.00      776,999.27                0
12-Oct-09       48      2,599,497.74         176,000,000.00      754,930.56                0
12-Nov-09       49      2,437,141.15         176,000,000.00      776,952.71                0
12-Dec-09       50      2,660,316.08         176,000,000.00      754,883.56                0
12-Jan-10       51      2,460,317.70         176,000,000.00      754,858.60                0
12-Feb-10       52      2,471,498.68         176,000,000.00      754,836.03                0
12-Mar-10       53      3,116,170.26         176,000,000.00      754,897.73                0
12-Apr-10       54    125,796,927.28         176,000,000.00      776,829.25                0
12-May-10       55      2,718,705.84         176,000,000.00      757,595.98                0
12-Jun-10       56      3,745,933.00         176,000,000.00      779,498.72                0
12-Jul-10       57     13,328,794.72         176,000,000.00      757,495.49                0
12-Aug-10       58      2,550,700.98         176,000,000.00      779,606.53                0
12-Sep-10       59      2,593,079.66         176,000,000.00      779,585.48                0
12-Oct-10       60      2,769,154.99         176,000,000.00      757,654.54                0
12-Nov-10       61                 0         176,000,000.00      779,539.34                0
12-Dec-10       62                 0         176,000,000.00      757,608.48                0
12-Jan-11       63                 0         176,000,000.00      757,583.97                0
12-Feb-11       64                 0         176,000,000.00      757,561.69                0
12-Mar-11       65                 0         176,000,000.00      757,639.99                0
12-Apr-11       66                 0         176,000,000.00      779,416.05                0
12-May-11       67                 0         176,000,000.00      757,486.32                0
12-Jun-11       68                 0         176,000,000.00      779,367.01                0
12-Jul-11       69                 0         176,000,000.00      757,437.46                0
12-Aug-11       70                 0         176,000,000.00      779,317.13                0
12-Sep-11       71                 0         176,000,000.00      779,293.34                0
12-Oct-11       72                 0         176,000,000.00      757,363.86                0
12-Nov-11       73                 0         176,000,000.00      779,242.19                0
12-Dec-11       74                 0         176,000,000.00      757,312.91                0
12-Jan-12       75                 0         176,000,000.00      779,190.16                0
12-Feb-12       76                 0         176,000,000.00      757,261.09                0
12-Mar-12       77                 0         176,000,000.00      757,272.47                0
12-Apr-12       78                 0          90,707,288.65      779,108.93    85,292,711.35
12-May-12       79                 0          90,321,502.48      390,451.60       385,786.17
12-Jun-12       80                 0          87,506,879.28      399,933.09     2,814,623.20
12-Jul-12       81                 0          42,138,269.29      376,645.70    45,368,609.99
12-Aug-12       82                 0          16,453,004.75      186,731.10    25,685,264.54
12-Sep-12       83                 0           6,916,960.82       72,898.58     9,536,043.94
12-Oct-12       84                 0                      0       29,772.83     6,916,960.82
12-Nov-12       85                 0                      0               0                0
--------------------------------------------------------------------------------------------
Totals                189,450,000.02      14,062,043,905.27   61,181,867.78   176,000,000.01
--------------------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
The information contained in the attached materials (the
"Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been
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may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in
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event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.            TOP20-MN8                   October 14, 2005
scmorris                           Sensitivity                       01:46PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------
           Settle Date: 10/28/2005 US Treasury Curve Date: 10/14/2005
           ----------------------------------------------------------


                                Tranche: A1 (A1)
-------------------------------------------------------------------------------------------------------------
                 BASE CASE       0CPR ON POOL, 100 CPR ON THOSE LOANS BALLOONING BEFORE A3       LOSS
                   2.994                                2.301                                  Avg. Life
                 11/12/2005                           11/12/2005                             Prin. Start Date
Price             7/12/2010                            1/12/2009                             Prin. End Date
                    57                                   39                                  Prin. Window Len
                  100.00                               100.00                               Pct Prin Returned
-------------------------------------------------------------------------------------------------------------
                 4.870           5.137                                                      Yield
100.249265       55              85                                                         Spread
                 2.679           2.107                                                      Duration
-------------------------------------------------------------------------------------------------------------


                                Tranche: A2 (A2)
-------------------------------------------------------------------------------------------------------------
                 BASE CASE       0CPR ON POOL, 100 CPR ON THOSE LOANS BALLOONING BEFORE A3       LOSS
                 4.789                                 4.376                                   Avg. Life
                 7/12/2010                             1/12/2009                             Prin. Start Date
Price            10/12/2010                           10/12/2010                             Prin. End Date
                 4                                       22                                  Prin. Window Len
                 100.00                                100.00                               Pct Prin Returned
-------------------------------------------------------------------------------------------------------------
                 5.088           5.072                                                      Yield
100.549368       73              72                                                         Spread
                 4.136           3.817                                                      Duration
-------------------------------------------------------------------------------------------------------------


                                Tranche: A3 (A3)
-------------------------------------------------------------------------------------------------------------
                 BASE CASE       0CPR ON POOL, 100 CPR ON THOSE LOANS BALLOONING BEFORE A3       LOSS
                 6.614                                 6.614                                   Avg. Life
                 4/12/2012                             4/12/2012                             Prin. Start Date
Price            10/12/2012                           10/12/2012                             Prin. End Date
                 7                                        7                                  Prin. Window Len
                 100.00                                100.00                               Pct Prin Returned
-------------------------------------------------------------------------------------------------------------
                 5.220           5.219                                                      Yield
100.152216       80              80                                                         Spread
                 5.454           5.454                                                      Duration
-------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.